USA MOBILITY

INVESTOR PRESENTATION

May 16, 2012

USA MOBILITY
ONE SOURCE FOR WIRELESS

Amcom
SOFTWARE

Exhibit 99.1

USA MOBILITY

USA MOBILITY
ONE SOURCE FOR WIRELESS
Amcom
SOFTWARE

Safe Harbor Statement
This presentation may include forward-looking statements that are subject to risks and uncertainties relating to USA Mobility’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. USA Mobility’s actual results could differ materially from those anticipated in these forward-looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2011 Form 10-K and related Company documents filed with the
Securities and Exchange Commission, for a description of these risks and uncertainties.
Please note that USA Mobility assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

2011 Strategic Assessment
Wireless - business is extremely profitable, but continues to decline as paging users migrate to newer technologies
– Cash flow margin once again expanded in 2011
– However, paging subscribers, revenue and cash flow declined
– The rate of decline slowed, but the trajectory remains downward
– Paging will throw off significant cash flow for years
– Cash flow per share from paging will decline each year
– We have large Deferred Tax Assets (DTAs)
Software - repositioned for future growth with the Amcom acquisition
– Attractive Software business model, focused on our core segments
– Positive demographics, long term business potential
– Unlocked significant value in our DTAs

$700
$600
$500
$400
$300
$200
$100
$0
$618.6
$497.7
$424.6
$359.4
$289.7
$233.2
$199.7
$145.0
$119.4
$106.2
$97.6
$82.1
$72.6
$66.6
2005
2006
2007
2008
2009
2010
2011

24.0%
20.0%
16.0%
12.0%
19.5%
22.3%
14.7%
16.0%
15.3%
18.8%
19.4%
21.8%
19.5%
20.2%
14.4%
17.5%
2006
2007
2008
2009
2010
2011

Managing Our Wireless Business
• Faced with declining subscribers and revenue, we have met enormous challenges with respect to managing the Wireless business creating efficiencies
• For the past six years annual operating expenses have been reduced at a higher rate than our rate of annual revenue decline
• We have produced significant free cash flow, expanded our margins EVERY year since 2005 and planned for the future

*Operating Cash Flow (OCF) excludes Depreciation, Amortization & Accretion; Goodwill Impairment; includes Capital Expense and transaction costs.
**Operating Expense excludes Depreciation, Amortization & Accretion; Goodwill Impairment and includes transaction costs.
Revenue Reduction       Operating Expense** Reduction
Operating Cash Flow*       Revenue
(Millions)

USA MOBILITY

USA MOBILITY
ONE SOURCE FOR WIRELESS
Amcom
SOFTWARE

Driving Solid Performance – 2011 Highlights

*Revenues include maintenance revenue write-down related to purchase accounting adjustments.
**Operating Expenses exclude Depreciation, Amortization & Accretion and include transaction costs.
2011
(Millions)
From To Results
Revenues*
     Software 42.0 $            48.0 $            43.2 $
     Wireless 193.0             200.0             199.7
Total 235.0 $          248.0 $          242.9 $
Operating Expenses**
     Software 40.0 $            35.0 $            38.6 $
     Wireless 134.0             127.0             125.3
Total 174.0 $          162.0 $          163.9 $
Capital Expenditures
     Software 1.0 $              0.5 $              0.2 $
     Wireless 8.0                 6.0                 7.8
Total 9.0 $              6.5 $              8.0 $
Guidance Range

Driving Solid Performance – 2011 Highlights
Wireless
– Annual subscriber churn rate improved for second year in a row from 22.5%
for 2009 to 13.4% for 2010 and 11.7% for 2011 – lowest in Company’s history
– Year-over-year rate of revenue decline was 14.4% in 2011 compared to
19.5% in 2010
Software
– On a pro forma full year comparable basis (excluding purchase accounting adjustments) revenue  increased 11.2% in 2011 over 2010; $56.7 million vs.
$51.0 million
– Q4 Total Bookings (including Maintenance renewals) were the best of the year at $15.2 million
– December Operations Bookings were the best month of the stub period at
$3.8 million.  Best single month in the history of the Software company

USA MOBILITY

USAMOBILITY
ONE SOURCE FOR WIRELESS
Amcom
SOFTWARE

Driving Solid Performance – 2011 Highlights
On a consolidated basis, 29 cents of every dollar of revenue generated in
2011 turned into profit generating sufficient cash flow to:

Return $22.1 million in capital to stockholders in the form of dividends;
$1.00/share for the year
Repay $23.7 million of the $51.9 million bank debt incurred for Amcom transaction
End 2011 with $53.7 million cash in the bank
Net debt free on a cash basis at YE 2011 (debt free currently)

USA MOBILITY

USAMOBILITY
ONE SOURCE FOR WIRELESS
Amcom
SOFTWARE

Repositioning for Future Growth
Amcom Software Acquisition in March 2011
– Demonstrates our long-term commitment to new and existing customers
– Provides a long-term revenue and cash flow stream for our shareholders
– New product sales into our valuable market segments
– Expansion via internal R&D
– Select add-on acquisitions
– Increased the future recoverability of the DTAs by $32.4 million in 2011

Capitalizes on our valuable franchise in core markets – Healthcare,
Government, and Large Enterprise
Creates a growth platform for continued value creation through:
Unlocks more value of our existing DTAs

$800
$600
$400
$200
$0
$776.7
78% of Cumulative Free Cash
$388.8
$164.3
$51.7
$118.2
$53.7
Cumulative Free Cash Since 2004 Merger
Long-term Debt Repayment
Distributions to Stockholders
Stock Repurchase
Amcom Software*
Cash Balance 12/31/11

Achieving Solid Long-Term Performance
• We delivered on our plan through
2011
• We have started the process to
capitalize on our strengths to
reposition for long-term growth
with the Amcom acquisition
• We will continue that process in
2012 which will require changes in
approach but not in our continued
goal to increase shareholder value

*Actual cash invested exclusive of debt.
(Millions)
Create long-term value & return
excess capital to shareholders

Long-Term Growth Strategy
Cross sell + expand S&M resources
Further Penetrate Existing Markets with
New Product Development
Expand International Presence
Pursue Highly Targeted
Acquisitions
Market Expansion

Capitalizes on Our Unique Position in the Marketplace

- Best in class communications
- Paging has been integral to workflow & emergency response processes
- Traffic is brisk at intersection of Healthcare IT & Unified Communications where Amcom sits
- Product integration
- Incredible franchise & relationships in HEA, GOV & Large Enterprise
- Market dominance

Builds & Retains Customer Relationships

- Natural cross-selling opportunities
- Referrals are “warm leads”
- Most efficient path to “At Bat”
- Lowest S&M cost
- Build “sticky relationships”
- “It’s the gift that keeps on giving!”

•
•
•
•
•

Our Changing Marketplace and Approach
Our Changing Marketplace and Approach
Cross-selling opportunities and collaboration create value for all stakeholders – Customers –
the Company – Shareholders – and are integral to our sales strategy and execution
Impact
Achieves Results
Increase new logo
business
Retain and grow
base business
Keep revenue “All in
the Family”
Path to Company
growth and Long
Term Shareholder
Value

USA MOBILITY

USA MOBILITY
ONE SOURCE FOR WIRELESS
Amcom SOFTWARE

12 Leads Sales Referrals, Key Account Manager Referrals, Webinar Registrants Collaboration among Sales orgs “At-bats” into sales pipeline Collaboration Driving Wireless Customers to Amcom

USA MOBILITY

Amcom SOFTWARE
Solutions
Industries
Partner Portal
News & Events
Customer Support
Resources
Pagers And Paging Infrastructure
USAMOBILITY
SOLUTIONS
Amcom Software - SOFTWARE SOLUTIONS
ST902 Two-way pager
Sprint Blackberry Bold 9650
T-Mobile® Rim Curve
Leading organizations rely o
Amcom Software
to speed critical communications
HOSPITALS:
SMARTPHONE AND TABLET MESSAGING
LIVE CHAT
CHAT NOW
LEARN MORE
VIEW NOW
READ MORE
HEALTHCARE
GOVERNMENT
ENTERPRISE
MY ACCOUNT
SITEMAP
LEARN MORE ABOUT

USAMOBILITY ONE SOURCE FOR WIRELESS

Amcom SOFTWARE

13 • Includes tracking leads and passing to appropriate sales representatives Virtual Cross Selling Web Sites Direct Visitors Accordingly

USA MOBILITY
Cell Phones
Nurse Call
Patient Monitoring System
ADT System
In-Building Wireless Phones
Location Tracking System
Pulse Oximeter System
Ventilator Systems
On-Call Scheduling
Infant Protection
Fire Alarm
Paging Service Provider
Paging Server
EMR
Voice Applications
Active Directory
Bed Management
Security System
Patient Flow System
Critical Lab Results
Voice Switch
Infusion Pump System
USA MOBILITY
ONE SOURCE FOR WIRELESS
Amcom
SOFTWARE

Hospitals Today: Communications Challenged 14

Hospitals Need Solutions to Improve Quality of Care
and Patient Safety
• Inadequate communication is the main
cause of sentinel events in hospitals
(1)
• Amcom customer experiences
illustrate need for rapid, more
automated communications
– Lack of coordinated response to patients
in distress
– Difficulty reaching the appropriate
clinician
– Inaccurate on-call schedules contribute
to improper contacts
– Slow caregiver response to aid requests
Communications
Patient Assessment
Leadership
Procedural Compliance
Competency/Credentialing
Environmental
Safety/Security
Orientation/Training
Availability of Information
Care Planning
Organization Culture
Staffing
Continuum of Care
% of Deaths and Serious Injuries
Impacted by Issue
0% 20% 40% 60% 80%
(1) Improving America’s Hospitals: The Joint Commission’s Annual Report on Quality and Safety 2007

USA MOBILITY

USA MOBILITY
ONE SOURCE FOR WIRELESS
Amcom
SOFTWARE

Amcom Solutions Solve
Critical Communications Challenges

Operator Console
Console
Web Directory,
On Call, Hours Tracking
Web Portal
Smartphone &
Tablet Messaging
Amcom Mobile
Connect
Emergency
Notification
e.Notify
Mobile Event
Notification
Amcom
Messenger
Speech Recognition
Speech
Solutions
Call Center Quality
Amcom Call
Recording
Call Accounting
Eclipse
E911
Enhanced 911
Solutions
Connecting Correctly
Amcom Care
Connect

USA MOBILITY

Amcom

USA MOBILITY
ONE SOURCE FOR WIRELESS
Amcom
SOFTWARE

Care Connect
Who wants to connect?
Time of day
Day of week
What is the priority of
the message?
What is my
Preferred device?
What is my status?
Why do they want to
connect?
Who: Dr. Elray
For: Urgent
Consult Request
TOD / DOW: 8:50
AM, Wednesday
Status: In Surgery
Priority: Urgent
(Urgent Consult
Request)
Preferred
Communication:
Mobile Call
Giving physicians control over their communication process

USA MOBILITY

Central Control Module

USA MOBILITY
ONE SOURCE FOR WIRELESS
Amcom SOFTWARE

Expand International Presence

• Offices in Australia,
UK, Netherlands and
Dubai (soon)
• 16% of Software
revenue in 2012 comes
from outside of the U.S.
– Strong presence in
Australia
– Growing presence in
the Middle East,
Europe and Asia
• Pursuing international opportunities where they make sense given our existing resources and talent

• Disciplined approach that focuses on targeted applications areas
• We investigate potential acquisition targets where we believe that a buy is advantageous versus an internal build effort
– Time to market
– Reasonable valuation expectations
– Domain and technology expertise
• Based on these criteria we have identified a pipeline of possibilities that we are investigating for possible acquisitions
• IMCO acquisition demonstrates execution of our M&A strategy
– Addition of critical test results management enables us to offer more communication solutions in clinical settings, a focal point of our strategy
M&A Strategy Approach

USA MOBILITY

CT - Head without Contrast
Mon May 21 2:05 pm 2012
RADIOLOGIST: Dr. Adams
INSTITUTION: Metro Hospital
DEPARTMENT: Radiology
Critical Findings
Patient Name: Brown, Daniel
Patient MRN: 123456
Procedure: CT-Head without Contrast
Findings:
1.) 1.5 cm right Thalamus Bleed
2.) No mass effect
3.) Otherwise negative examination
Sender Phone: 262-456-9876
Select a response below and press send
I understand
Declined
Please Contact Sender

USAMOBILITY ONE SOURCE FOR WIRELESS
Amcom SOFTWARE

IMCO Acquisition = Amcom Critical Test Results
• Acquisition allows faster time to market for vital
clinical customer need at cost efficient investment
•
• Helps to address Joint Commission's National
Patient Safety Goal Requirements regarding
timely delivery of critical test results
– This is the #2 on their list of patient safety goals
– Speeds workflow, reduces litigation exposure
and cost of regulatory compliance
• We will integrate this solution with Amcom's suite
of communication workflow solutions including
smartphone messaging
– Supports traceable, closed-loop test results
information that empowers physicians to
provide better care for their patients

Strategy Implementation – Capital Allocation
Reviewing capital allocation based upon:
– The realities of cash flow from our Wireless business
– The need for strategic capital to grow our Software business
– The ability to unlock further value from our DTAs
Considerations:
– Maintain a significant current yield on our common stock
– Establish a revised dividend rate that is sustainable over several years
– Provide strategic capital to pursue potential acquisitions
– Continue review of our stock repurchase plan

USA MOBILITY

INVESTOR PRESENTATION

May 16, 2012

USA MOBILITY
ONE SOURCE FOR WIRELESS

Amcom
SOFTWARE